                                                                    EXHIBIT 10.3

                    REGISTRATION RIGHTS AGREEMENT FOR SHARES

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of February 12, 2003 by and among Indus International, Inc., a Delaware corporation (the "Company"), and those persons (the "Purchasers") identified on, and a party to, an executed copy of the Subscription Agreement to which this Agreement is an Exhibit (the "Subscription Agreement").

         This Agreement is made pursuant to the Subscription Agreement and the Purchase Agreement that is included as Exhibit A to the Subscription Agreement (the "Purchase Agreement"), by and between the Company and the Purchasers, pursuant to which the Company is issuing and selling up to 6,871,480 shares of its common stock, $0.001 par value per share (the "Common Stock" or the "Shares") and up to $20,000,000 in aggregate principal amount of its 8% convertible notes due 2003 (the "Convertible Notes" or the "Notes") to the Purchasers. The Shares and Notes are being offered and sold to the Purchasers without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from registration provided by
Section 4(2) of the Securities Act, and the provisions of Rule 506 of Regulation D, promulgated under the Securities Act. In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Purchasers (and their direct and indirect permitted transferees, if any) the registration rights set forth in this Agreement with respect to the resale of the Shares, as well as the registration rights set forth in the Registration Rights Agreement for Conversion Shares (as defined in the Purchase Agreement), included as Exhibit C to the Subscription Agreement, with respect to the resale of the shares of Common Stock to which the Notes may convert upon the requisite Company stockholder approval (the "Conversion Shares"). The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement. Capitalized terms used but not defined herein shall have the meaning provided in the Purchase Agreement.

         In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    SECTION 1

                               REGISTRATION RIGHTS

         1.1. FILING OF FORM S-3 RESALE REGISTRATION STATEMENT. As soon as practical and, within thirty (30) days after the Closing under the Purchase Agreement, the Company shall file with the Securities and Exchange Commission (the "SEC" or the "Commission") a registration statement on Form S-3 pursuant to Rule 415 under the Securities Act, or, in the event that Form S-3 is unavailable to the Company, a registration statement on such other SEC Form that is available to the Company (together with any exhibits, amendments or supplements thereto, and any documents incorporated by reference therein, the "Registration Statement"), with respect to the resale of the Shares, and any securities of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares. The securities described in the preceding sentence are collectively referred to herein as the "Registrable Securities"; provided, that the term "Registrable Securities" shall not include securities transferred to a person other than a permitted transferee.

         1.2. EFFECTIVENESS OF REGISTRATION STATEMENT. The Company shall, subject to Section 6 hereof, use its commercially reasonable efforts to cause the Registration Statement to become effective as soon as practicable and within 90 days after the filing thereof, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective from the date such Registration Statement becomes effective until the earlier of (i) the date on which all Registrable Securities have been resold under such Registration Statement, and (ii) the date on which all Registrable Securities may be resold without restriction or limitation (the "Effectiveness Period").

         1.3 DEMAND REGISTRATION AND "PIGGY-BACK" REGISTRATION RIGHTS. Should the Registration Statement not be declared effective within the period provided under Section 1.2 of this Agreement, or should its effectiveness lapse at any point during the Effectiveness Period, if holders of the Registrable Securities, or their permitted transferees, as appropriate (collectively, the "Holders") holding more than 30% of the Shares not then resold so call and demand, the Company shall, at its own expense, use its commercially reasonable efforts to cause the Registration Statement, or a substitute or replacement registration statement on Form S-3 or Form S-1 or a successor form, to become effective. Such demand registration rights may be exercised by the Holders up to three times.

         In addition, the Holders shall have, at the Company's expense, "piggy-back" registration rights if the Registration Statement is not declared effective within the period provided under Section 1.2 of this Agreement, or should its effectiveness lapse at any point during the Effectiveness Period. Therefore, if the Company at any time determines to register any of its securities, for its own account or the account of any of its stockholders, other than a registration relating solely to employee benefit plans, a registration related to the offering of debt securities of the Company, or a registration statement on any form (other than Form S-1, S-2 or S-3, or their successor forms) that does not include substantially the same information as would be required in the Registration Statement covering the Registrable Securities, the Company will:

                  (a) give to each Holder notice thereof as soon as practicable prior to the filing of such registration statement; and

                  (b) include in such registration statement all the Registered Securities specified in written requests, made within five business (5) days after receipt of notice from the Company, by any Holder, subject to the other limitations and exceptions set forth herein with respect to the Registration Statement.

         1.4. SUPPLEMENTS; AMENDMENTS. Subject to Section 6 hereof, the Company shall supplement or amend the Registration Statement, (i) as required by Form S-3, including, without limitation, the instructions applicable to Form S-3, or by the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations promulgated under the Securities Act or the Exchange Act, respectively, and (ii) to include in the Registration Statement any additional securities that become Registrable Securities by operation of the definition thereof. The Company shall furnish to the Holders of the Registrable Securities to which the Registration Statement relates copies of any such supplement or amendment sufficiently in advance (but in no event less than five (5) business days in advance) of its use and/or filing with the Commission to allow the Holders a meaningful opportunity to comment thereon with respect to the information contained therein regarding the Holders and any plan for resale of the Registrable Securities. The Holders agree that they will within five (5) business days prior to the filing of the Registration Statement supply information regarding themselves and their plan of resale to the Company and hereby waive any notice of the initial filing of the Registration Statement, and that such Holders and their successors and assigns will promptly notify the Company of any changes in such information.

                                    SECTION 2

                                    EXPENSES

         The Company shall pay all expenses, fees and costs incurred in connection with the preparation, filing, distribution and effectiveness of the Registration Statement and any supplements or amendments thereto, whether or not the Registration Statement becomes effective, and whether all, none or some of the Registrable Securities are sold pursuant to the Registration Statement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and state securities, or "blue sky," fees and expenses and reasonable fees and expenses of one counsel for all the Holders, not to exceed $25,000, and the expense of any special audits incident to or required by, or in connection with the filing and effectiveness of the Registration Statement (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company). The Holders shall, severally and not jointly, pay all underwriting fees and discounts, selling commissions, brokerage fees and stock transfer taxes applicable to the Registrable Securities sold by such Holder and the fees and expenses of their counsel in excess of $25,000, if any.

                                    SECTION 3

                             REGISTRATION PROCEDURES

         3.1. REGISTRATION. The Company will advise the Holders as to the status of the preparation, filing and effectiveness of the Registration Statement and, at the Company's expense, will do the following:

                  (a) make available to each Holder upon their request a copy of the Registration Statement (including all exhibits thereto) and any prospectus forming a part thereof and any amendments and supplements thereto (including all documents incorporated or deemed incorporated by reference therein prior to the effectiveness of the Registration Statement and including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, which documents, other than documents incorporated or deemed incorporated by reference, will be subject to the review of the information contained therein regarding the Holders and any plan for resale of the Registrable Securities by the Holders and any such underwriter for a period of at least five (5) business days from the Holder's receipt of such documents, and the Company shall not file the Registration Statement or such prospectus or any amendment or supplement to the Registration Statement or prospectus if any Holder shall reasonably object within five (5) business day period after the receipt thereof unless the Company shall have been advised by its counsel that the Registration Statement or such prospectus or amendment or supplement thereto is required under the Securities Act or the rules or regulations adopted thereunder in connection with the distribution of Registrable Securities by the Holders or the Company. A Holder shall be deemed to have reasonably objected to such filing only if the Registration Statement, amendment, prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission with respect to such Holder or its plan of resale;

                  (b) make available to each Holder upon their request one conformed copy of the Registration Statement and of each amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus forming a part of the Registration Statement (including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including, without limitation, documents incorporated or deemed to be incorporated by reference prior to the effectiveness of such Registration Statement, as each of the Holders or any such underwriter, from time to time may reasonably request;

                  (c) to the extent practicable, promptly upon the filing of any document that is to be incorporated by reference into the Registration Statement or prospectus forming a part thereof subsequent to the effectiveness thereof, and in any event no later than five (5) business days after such document is filed with the Commission, make available copies of such document to the Holders upon their request, and make representatives of the Company available for discussion of such document and other customary due diligence matters; and provide promptly to the Holders upon request any document filed by the Company with the Commission pursuant to the requirements of Section 13 and
         Section 15 of the Exchange Act;

                  (d) make available at reasonable times for inspection by the Holders, and any attorney, accountant, financial adviser or other representative (collectively, "Representatives") retained by the Holders, subject to the recipient's prior written agreement to keep such information confidential and not use or disclose it, all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all information reasonably requested by the Holders or their respective Representatives in connection with the preparation, filing and effectiveness of the Registration Statement;

                  (e) use its commercially reasonable efforts (i) to register or qualify all Registrable Securities covered by the Registration Statement under state securities, or "blue sky," laws of such States of the United States of America where required and where an exemption is not available and as the Holders of Registrable Securities covered by the Registration Statement shall reasonably request, (ii) to keep such registration or qualification in effect for so long as the Registration Statement is required to be effective hereunder, and (iii) to take any other action which may be reasonably necessary or advisable to enable the Holders to consummate the disposition of the securities to be sold by the Holders in such jurisdictions, consistent with the plan of distribution described in the prospectus included in the Registration Statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                  (f) use its commercially reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be registered or qualified with or approved by all other applicable Governmental Authorities as may be necessary, in the opinion of counsel to the Company and counsel to the Holders of Registrable Securities, to enable the Holders thereof the consummate the disposition of such Registrable Securities;

                  (g) subject to Section 6 hereof, promptly notify each Holder of Registrable Securities covered by the Registration Statement
         (i) upon discovery that, or upon the occurrence of any event as a result of which, the prospectus forming a part of the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings for that purpose, (iii) of any request by the Commission for (A) amendments to the Registration

         Statement or any document incorporated or deemed to be incorporated by reference in the Registration Statement, or (B) supplements to the prospectus forming a part of the Registration Statement, or (C) additional information, or (iv) of the receipt by the Company of any notification with respect to the suspension of the registration, qualification or exemption from registration or qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and at the request of any such Holder promptly prepare and file an amendment to the Registration Statement or a supplement to the prospectus as the Company may deem necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and make available to each Holder upon their request a reasonable number of copies of such supplement to, or amendment of, such registration statement and prospectus, and, in the event of a stop order, use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction;

                  (h) if reasonably requested by any Holder or if required by law or SEC or other applicable rule or regulation, promptly incorporate in the Registration Statement such appropriate information as the Holder may reasonably request to have included therein by filing a Form 8-K, or filing a supplement to the prospectus, to reflect any change in the information regarding the Holder, and make all required filings with the Commission in respect of any offer or sale of Registrable Securities or any amendment or supplement to the Registration Statement or related prospectus;

                  (i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder; and

                  (j) use its commercially reasonable efforts to cause all Registrable Securities included in the Registration Statement to be listed on Nasdaq and each securities exchange on which securities of the same class are then listed, or, if not then listed on any securities exchange or Nasdaq, to be eligible for trading in any over-the-counter market or trading system in which securities of the same class are then traded.

         3.2. UNDERWRITING. If Holders of at least 50% of the Registrable Securities ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so notify the Company. The Holders whose shares are to be included in such registration and the Company shall (together with all other stockholders proposing to distribute their securities through such underwriting) enter into underwriting and related agreements in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Initiating Holders and reasonably acceptable to the Company. In any case, such representative shall be a nationally recognized underwriter in good standing. Such underwriting agreement will contain such representations and warranties by the Company and such other terms and provisions as are customary for underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution, the provision of opinions of counsel and accountants' letters and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Holders. The Company shall cooperate fully with the Holders and the underwriters in connection with any underwritten offering. Notwithstanding any other provision of this Section 3.2, if the representative of the underwriters advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by other stockholders shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such shares, still further reductions are required, the number of shares included in the registration by each Holder shall be reduced on a pro rata basis (based on the number of shares held by such Holder), by such minimum number of shares as is necessary to comply with such request; provided, that there shall be no reduction in the number of shares included in the registration by any Holders until all shares of other stockholders have been excluded from such registration. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any other stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company and officers and directors of the Company may include its or their securities for its or their own account in such registration, or for the account of others, if the representative so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                                    SECTION 4

                                 INDEMNIFICATION

         4.1.     INDEMNIFICATION BY THE COMPANY. The Company will indemnify:

                  (a)      each of the Holders, as applicable,

                  (b) each of the Holder's officers, directors, members and partners, and

                  (c) each individual, partnership, joint stock company, corporation, trust, unincorporated organization, government agency or political subdivision (each of the foregoing, a "Person") controlling each of the Holders within the meaning of SEC Rule 405 under the Securities Act, Section 15 of the Securities Act or
                           Section 20 of the Exchange Act,

with respect to the Registration Statement, against all expenses, claims, losses, damages and liabilities (or actions, investigations or proceedings in respect thereof) (collectively, a "Claim") arising out of or based on any actual or alleged untrue statement of a material fact, or any omission of a material fact required to be stated therein or necessary in order to make the statements included therein not misleading, contained in the Registration Statement, any prospectus or other offering document (including any related registration statement, notification or the like) incident to the registration, qualification or compliance, or any violation by the Company of the Securities Act or the Exchange Act or any other laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors, members and partners, and each Person controlling each of the Holders, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such Claim; provided, however, that the Company will not be liable in any such case to the extent that any such Claim (i) arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or their Representatives and stated to be specifically for use therein, or (ii) is finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of any person or entity set forth in subsections (a) through (c) above.

         4.2. INDEMNIFICATION BY THE HOLDERS. Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such Registration Statement is being effected, severally and not jointly, indemnify the Company, each of its directors and officers, and each Person who "controls" the Company within the meaning of SEC Rule 405 under the Securities Act, Section 15 of the Securities Act or Section 20 of the Exchange Act, and each other Holder, against all Claims arising out of or based on any actual or alleged untrue statement of a material fact, or any omission or a material fact required to be stated therein or necessary in order to make the statement included or incorporated therein not misleading, contained in the Registration Statement, prospectus, or other offering document made by or on behalf of such Holder, and will reimburse the Company and each other Holder, its respective directors, officers, partners, members or control Persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such Claim, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in the Registration Statement, prospectus, offering memorandum or other document in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use therein; provided, however, that the several obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to the Registration Statement.

         4.3. PROCEDURES. Each party entitled to indemnification under this Agreement (each, an "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any Claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such Claim; provided that counsel for the Indemnifying Party, who shall conduct the defense of such Claim, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of one such counsel for all Indemnified Parties shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the investigation or defense of any such Claim shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement or compromise which does not include an unconditional release of the Indemnifying Party from all liability in respect to such Claim. Each Indemnified Party shall furnish such information regarding itself or the Claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the investigation and defense of such Claim.

         4.4. CONTRIBUTION. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Claim, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations; provided, however, that the Company will not be liable in any such case to the extent that any such Claim (i) arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or their Representatives and stated to be specifically for use therein, or (ii) is finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of any person or entity set forth in Section 4.1(a) through 4.1(c) above. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and provided that each Holder shall not be required to contribute, in the aggregate, more than the net proceeds received by such Holder from the sale of its Registrable Securities pursuant to the Registration Statement and further provided that the obligations of the Holders under this
Section 4.4 shall be several and not joint.

                                    SECTION 5

                     PROVISION OF INFORMATION BY THE HOLDERS

         Each of the Holders whose Registrable Securities are included in the Registration Statement shall furnish to the Company such information regarding such Holder as the Company may reasonably request in writing and as shall be reasonably required or advisable in connection with any registration, qualification or compliance referred to in this Agreement, and shall promptly notify the Company if such information becomes incorrect or misleading, or requires amendment or updating. Each of the Holders, severally and not jointly, agrees that the plan of distribution included in any prospectus relating to the Registrable Securities shall be substantially as set forth on Schedule B-1 hereto and that such Holder will not resell any Registrable Securities pursuant to the Registration Statement in any manner other than as provided therein or herein. The other information regarding the Holders required for the initial filing of the Registration Statement has been provided by each Holder on the Subscription Agreement. Each Holder, severally and not jointly, represents, warrants and covenants to the Company that the information regarding such Holder that appears in the Subscription Agreement and/or Schedule B-2 is accurate and complete in all material respects consistent with Commission Regulation S-K, Items 507 and 508. The Purchaser will confirm promptly by delivery of a signed copy of Schedule B-2, the sale of any Shares pursuant to Rule 144 or the Registration Statement.

                                    SECTION 6

                             HOLDBACK; POSTPONEMENT

       Notwithstanding the other provisions of this Agreement, if (a) there is material non-public information regarding the Company which the Company's Board of Directors reasonably and in good faith determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (b) there is a extraordinary business opportunity (including but not limited to the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar extraordinary transaction not in the ordinary course of business) available to the Company which the Company's Board of Directors reasonably and in good faith determines not to be in the Company's best interest to disclose, then the Company may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed 90 days, provided that the Company may not postpone or suspend filing or effectiveness of a registration statement for more than 180 days in the aggregate during any 365-day period and there shall be an aggregate of not more than two (2) suspensions during any 365-day period; provided, however that no postponement or suspension shall be permitted for consecutive 90 day periods arising out of the same set of facts, circumstances or transactions.

                                    SECTION 7

                            RULE 144 REPORTING, ETC.

         7.1.     SEC REPORTING COMPLIANCE.

                  (a) With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, through the second anniversary of this Agreement, the Company will:

                           (i) make and keep "current public information" regarding the Company available, as defined in Commission Rule 144(c) under the Securities Act, and cooperate with the Holders and take such further reasonable action as the Holders may reasonable request in writing (including, without limitation, making such reasonable representations as the Holders may reasonably request);

                           (ii) use its commercially reasonable efforts to file with the Commission in a timely manner all SEC Reports and other filings and documents required of the Company under the Securities Act and the Exchange Act; and

                           (iii) so long as a Holder owns any Registrable Securities, furnish the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements under the Securities Act and the Exchange Act, including compliance with SEC Rule 144(c), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of, or reasonably obtainable by, the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

Notwithstanding the foregoing, nothing in this Section 7.1(a) shall be deemed to require the Company to register any of its securities (other than the Common Stock) under any section of the Exchange Act.

                  (b) The Company shall file the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instruction to Form S-3 in order to allow the Company to be eligible to file registration statements on Form S-3.

                                    SECTION 8

                                  MISCELLANEOUS

         8.1. ASSIGNMENT. The registration rights set forth herein may be assigned, in whole or in part, to any transferee of Registrable Securities permitted in accordance with the Purchase Agreement, which transferee, upon registration on the Company's or its transfer agent's books and records as a holder of record of Registrable Securities, shall be considered thereafter to be a Holder (provided that any transferee who is not an affiliate of a Purchaser shall be a Holder only with respect to such Registrable Securities so acquired and any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Registrable Securities) and shall be bound by all obligations and limitations of this Agreement and the Purchase Agreement.

         8.2. SECTION HEADINGS. The titles and headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

         8.3. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflict of law rules thereof to the extent that the application of the law of another jurisdiction would be required thereby.

         8.4.     NOTICES.

                  (a) All communications under this Agreement shall be in writing and shall be delivered by facsimile, by hand, by reliable overnight delivery service such as UPS or FedEx or by registered or certified mail, postage prepaid:

                           (i) if to the Company, to the address listed in the Purchase Agreement, or at such other address as it may have furnished in writing to the Purchasers;

                           (ii) if to the Purchasers, at the addresses listed on Subscription Agreement, or at such other addresses as may have been furnished the Company in writing.

                  (b)      Any notice so addressed shall be deemed to be given
         (i) if delivered by hand, on the date of such delivery, (ii) if sent by reliable overnight delivery service such as UPS or FedEx, on the first business day following the date of delivery to such service for overnight delivery, (iii) if delivered by facsimile, on the date of such facsimile, or (iv) if mailed by registered or certified mail, on the third business day after the date of such mailing. In the event that any notice is sent by facsimile transmission to the Company, such transmission shall be followed immediately by overnight delivery to the Company of such notice.

         8.5. SUCCESSORS AND ASSIGNS; NO THIRD PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. No other person is intended to or shall have any rights or remedies hereunder, whether as a third part beneficiary or otherwise.

         8.6. COUNTERPARTS. Persons may become parties to this Agreement be entering into the Subscription Agreement, which may be executed in one or more identical counterparts, each of which shall be deemed an original and all of which shall be one and the same agreement. Any signature that is delivered by facsimile signature page shall be valid and binding, with the same force and effect as if an original, manually signed counterpart.

         8.7. REMEDIES. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         8.8. SEVERABILITY. In the event that any provision contained herein is unenforceable, the remaining provisions shall continue in full force and effect.

         8.9. DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holders, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any provision hereof, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a Holder of any breach or default under this Agreement, or any waiver by a Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in the writing, and that all remedies, either under this Agreement, or by law or otherwise afforded to a Holder, shall be cumulative and not alternative.

         8.10. ATTORNEY'S FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         8.11. ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Purchase Agreement, the Subscription Agreement and the other Agreements constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersede all prior understandings, written or otherwise, among such parties. This Agreement may be amended only in a writing signed by the Company and the Holders of at least a majority of the then outstanding Registrable Securities.

         8.12. TERMINATION UPON FAILURE TO CLOSE THE ACQUISITION. In the event that the Company fails to close the Acquisition on or prior to the Expiration Date, then this Agreement shall automatically and immediately terminate and be of no further force or effect.

         [The remainder of this page has been intentionally left blank.]

                                                                    SCHEDULE B-1

                              PLAN OF DISTRIBUTION

         The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility (including, without limitation, the Nasdaq National Market and the over the counter market) on which the shares are traded or in private transactions, subject to applicable law. These sales may be public or private at prices prevailing in such market, fixed prices or prices negotiated at the time of sale. The shares may be sold by the Selling Stockholders directly to one or more purchasers, through agents designated from time to time or to or through broker-dealers designated from time to time. In the event the shares are publicly offered through broker-dealers or agents, the selling stockholders may enter into agreements with respect thereto. The Selling Stockholders may, subject to applicable law, also use any one or more of the following methods when selling shares:

         -- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

         -- block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         -- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

         -- an exchange distribution in accordance with the rules of the applicable exchange;

         --       privately negotiated transactions;

         -- short sales broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

         --       a combination of any such methods of sale; or

         --       any other method permitted pursuant to applicable law.

         The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus. Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

         The Selling Stockholder may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3), or other applicable provision of the Securities Act of 1933, amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

         The Selling Stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus. The Selling Stockholders and the broker-dealers or agents that participate in the distribution of the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any discounts and any commissions received by such broker-dealers or agents and any profit on the sale of the shares purchased by them and any discounts or commissions might be deemed to be underwriting discounts or commissions under the Securities Act. Any such broker-dealers and agents may engage in transactions with, and perform services for, the Company. At the time a particular offer of shares is made by the selling stockholders, to the extent required, a prospectus will be distributed which will set forth the aggregate number of shares being offered, and the terms of the offering, including the public offering price thereof, the name or names of any broker-dealers or agents, any discounts, commissions and other items constituting compensation from, and the resulting net proceeds to, the Selling Stockholders.

         In order to comply with the securities laws of certain states, sales of shares offered hereby to the public in such states may be made only through broker-dealers who are registered or licensed in such states. Sales of shares offered hereby must also be made by the Selling Stockholders in compliance with other applicable state securities laws and regulations. The Company is required to pay all fees and expenses incident to the registration of the shares, including fees and expenses of one counsel for all Selling Stockholders in an amount not to exceed $25,000; provided, that the Selling Stockholders are required, severally and not jointly, to pay all underwriting fees and discounts, selling commissions, brokerage fees and stock transfer taxes applicable to shares sold by such Selling Stockholders hereby. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                                                                    SCHEDULE B-2

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE(1)

         The undersigned, an officer of, or other person duly authorized by the Purchaser named below hereby certifies to the Company, as defined in the Registration Right Agreement, dated as of February 12, 2003 (the "Agreement") that he/she (said institution) is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on ______________________ , 200_ in accordance with:

         (i)      Registration Statement number _____________________________ , in the manner indicated under "Plan of Distribution" in the current prospectus and has delivered a current prospectus, or

         (ii) Pursuant to the applicable requirements of Rule 144 of the Securities Act of 1933, as amended, in which case, a copy of Form 144 as filed with the Securities and Exchange Commission, together with the representation letter of the undersigned and the broker's representation letter are enclosed.

Print or Type:

         Name of Purchaser (Individual or Institution):
                                                        ----------------------

         Name of Individual Representing Purchaser (if an Institution):



         ------------------------------------

         Title:


          -----------------------------------

Confirmed by the undersigned thereunto duly authorized:



         ------------------------------------
         Purchaser Name



       By:
          -----------------------------------
          Name:
          Title:


---------------
(1) All capitalized terms used but not defined herein shall have the meanings provided in the Agreement.